                                                                    EXHIBIT 10.2


NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.


WARRANT NO. M-1                                                    MARCH 8, 2000


                                 SRS LABS, INC.

                          COMMON STOCK PURCHASE WARRANT


         SRS Labs, Inc., a Delaware corporation (the "COMPANY"), hereby grants to Microsoft Corporation, a Washington corporation ("MICROSOFT"), or its permitted assigns or transferees (Microsoft and each such permitted assignee or transferee being referred to herein as a "HOLDER" and collectively as the "HOLDERS") the right to purchase, at any time after the Original Issue Date (as defined below) and from time to time on and after the date hereof until the Expiration Date (as defined below), up to 200,000 fully paid and non-assessable shares of Common Stock of the Company, $.001 par value per share (the "COMMON STOCK"), on the terms and subject to the conditions set forth below, provided that, (1) in the event that holder has exercised its right to acquire common shares of SRS WOWcast.com, Inc. ("SUB") pursuant to the warrant issued by Sub of even date herewith (the "SUB WARRANT"), this Common Stock Purchase Warrant (hereinafter, this "WARRANT") shall be terminated and become void and (2) in the event that the Company and Sub provide certification reasonably satisfactory to holder that Sub has obtained financing in a single transaction or series of related transactions with a party or parties other than the Company or Microsoft in an amount in excess of $ 5,000,000 through the sale of equity securities of Sub or debt securities convertible into equity securities of Sub, this Warrant shall be exercisable for up to 100,000 fully paid and non-assessable shares of Common Stock of the Company; provided further, that if the condition in this clause (2) is satisfied than the condition in clause (1) that the Sub Warrant not have been previously exercised shall no longer apply.

         This Warrant was originally issued on March 8, 2000 (the "ORIGINAL ISSUE DATE"). This Warrant shall expire and be of no further force or effect on the date (the "EXPIRATION DATE") three (3) years from the Original Issue Date. Appropriate provisions shall be made in accordance with Section 3.2 below so that holder shall have the right to receive a similar warrant for the remainder of such term in the event of a merger, consolidation, reorganization or similar transaction.

         1.       EXERCISE OF WARRANT.

                  1.1 EXERCISE AND VESTING. Subject to adjustment as hereinafter provided, the rights represented by this Warrant are exercisable on and after the Original Issue Date until the Expiration Date, at a price per share (the "EXERCISE PRICE") of the Common Stock issuable hereunder (hereinafter, "WARRANT SHARES") equal to the price per share of Common Stock paid by holder in its purchase of Common Stock pursuant to the Common Stock Purchase Agreement among the Company, holder and Sub dated March 8, 2000. The Exercise Price shall be payable in cash, by certified or official bank check or wire transfer as hereinafter provided or in accordance with Section 1.2 below. Subject to termination and reduction in the number of Warrant Shares for which this Warrant is exercisable pursuant to the first paragraph of this Warrant, this Warrant is fully vested.

         Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A hereto, together with payment, if applicable, of the Exercise Price for the Warrant Shares purchased, at the Company's principal executive offices presently located at 2909 Daimler Street, Santa Ana, CA 92705, or at such other address as the Company shall have advised the holder in writing (the "DESIGNATED OFFICE"), the holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment, if applicable, for such Warrant Shares.

                  1.2 RIGHT TO CONVERT.

                      (a) Subject to the provisions of Section 1.1, at any time or from time on or prior to the Expiration Date, the holder of this Warrant shall also have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT"), without payment by the holder of this Warrant of the Exercise Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder), into shares of Common Stock as provided in this Section 1.2. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the holder of this Warrant (without payment by the holder of this Warrant of the Exercise Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder)) that number of shares of Common Stock computed using the following formula:

             Y(A-B)
         X = ------
               A

Where    X  equals the number of Shares to be delivered upon exercise in accordance with this Section 1.2

         Y  equals the number of Converted Warrant Shares


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

         A equals the Current Market Price, as defined below, and

         B equals the applicable Exercise Price

No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and if the number of Warrant Shares to be issued determined in accordance with the following formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the Current Market Price of the resulting fractional Warrant Share on the Conversion Date.

                      (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant as provided in Section 1.1, together with a written statement specifying that the holder of this Warrant thereby intends to exercise the Conversion Right and indicating the number of Converted Warrant Shares which are covered by the exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Corporation of this Warrant, together with the aforesaid written statement, or on such later date as is specified therein (the "CONVERSION DATE"). The Corporation shall issue to the holder of this Warrant as of the Conversion Date a certificate for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant.

                      (c) The term "CURRENT MARKET PRICE" for the Common Stock as of a specified date shall mean: (i) if the Common Stock is publicly traded on such date, the average closing bid price per share over the preceding 5 trading days as reported on the principal stock exchange or quotation system on which the Common Stock is listed or quoted; or (ii) if the Common Stock is not publicly traded on such date, such value as shall be determined in good faith by the Company's Board of Directors, provided that if such value is not acceptable to the holder, the Company and the holder agree to submit such determination to binding arbitration pursuant to Section 12.


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

         2.       TRANSFER; ISSUANCE OF STOCK CERTIFICATES; RESTRICTIVE LEGENDS.

                  2.1. TRANSFER. Subject to compliance with the restrictions on transfer set forth in this Section 2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new holder for the purchase of Warrant Shares without having a new Warrant issued. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

                  2.2 STOCK CERTIFICATES. Certificates for the Warrant Shares shall be delivered to the holder within a reasonable time after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the share, shares or fraction of a share of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares.

                  2.3. RESTRICTIVE LEGENDS. (a) Except as otherwise provided in this Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

                  (b) Except as otherwise provided in this Section 2, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

         NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant or Warrant Share when the Company shall have received from the holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act and any applicable state securities laws. Whenever the restrictions imposed by this Section 2.3 shall terminate, the holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from the Company without cost to such holder a new Warrant or certificate for Warrant Shares of like tenor, as the case may be, without such restrictive legend.

         3. ADJUSTMENT OF NUMBER OF SHARES; EXERCISE PRICE; NATURE OF SECURITIES ISSUABLE UPON EXERCISE OF WARRANTS.

                  3.1 EXERCISE PRICE; ADJUSTMENT OF NUMBER OF SHARES. The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

                  3.2 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "TRANSACTION") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant and the remaining term of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

                  3.3 STOCK SPLITS, STOCK DIVIDENDS AND REVERSE STOCK SPLITS. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

                  3.4 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time prior to the Expiration Date the Company shall issue any Additional Shares of Common Stock for a consideration per share (the "SUBSEQUENT ISSUE PRICE") less than the Exercise Price as in effect immediately prior to such issuance, the Exercise Price shall be reduced to the price calculated by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Exercise Price then in effect plus (y) the aggregate consideration, if any, received by the Company in connection with such issuance by (ii) the total number of shares of Common Stock outstanding immediately after such issuance.

The foregoing is illustrated by the following formula:

NEP = ((SOB*OEP) + (SI*IP))/SOA

Where "NEP" means New Exercise Price of the Warrant after adjustment pursuant to this section

         "OEP" means Old Exercise Price of the Warrant prior to adjustment pursuant to this section

         "SOA" means the total number of shares of Common Stock outstanding immediately after such issuance

         "SOB" means the number of shares of Common Stock outstanding immediately prior to such issuance "SI" means the Additional Shares of Common Stock issued "IP" means the price or other consideration received for the issuance of the Additional Shares of Common Stock

         "CMP" means Current Market Price as defined in Section 1.2

         For purposes of this Section 3.4, "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued or issuable by the Company, including shares issuable under Convertible Securities, as defined below, after the Original Issue Date, other than (i) shares of Common Stock issuable under the Company's Amended and Restated 1996 Long-Term Incentive Plan and the Company's Amended and Restated 1996 Nonemployee Directors Plan, in each case as amended from time to time (collectively the "PLANS"), (ii) upon exercise of any option, warrant, or convertible security of the company outstanding prior to issuance of this Warrant, and (iii) shares issued by the Company in an underwritten public offering. For purposes of this Section 3.4, in the case of securities convertible to or exchangeable for Common Stock ("CONVERTIBLE SECURITIES"), there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange thereof by (ii) the maximum aggregate number of additional Shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities, whether or not then exercisable or convertible) of such maximum number of Additional Shares of Common Stock at the price per share so determined.

         If any rights of conversion or exchange evidenced by Convertible Securities the issuance of which resulted in an adjustment to the Exercise Price and the number of Warrant Shares issuable hereunder pursuant to this Section 3.4 shall expire without having been exercised, or if any such Convertible Securities are exercised for a consideration greater than or for a number of

Additional Shares of Common Stock less than those used for purposes of determining the adjustment to the Exercise Price provided in this Section 3.4, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional Shares of Common Stock issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

         In addition, upon adjustment of the Exercise Price under this Section 3.4, the holder hereof shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment a number of Warrant Shares obtained by multiplying the Exercise Price immediately prior to such issuance by the number of Warrant Shares purchasable pursuant hereto immediately prior to such issuance and dividing the product thereof by the Exercise Price resulting from such adjustment. The provisions of this Section 3.4 shall not apply to any issuance of Common Stock (i) for which an adjustment is provided for under Sections 3.2 or 3.3, (ii) upon exercise of any option, warrant, or convertible security of the Company outstanding prior to the issuance of this Warrant, (iii) pursuant to the Plans or (iv) by the Company in an underwritten public offering. Notwithstanding anything to the contrary in this Section 3.4, in no event shall
(i) the Exercise Price be increased or (ii) the number of Warrant Shares purchasable hereunder be decreased pursuant to the provisions of this Section 3.4.

                  3.5 COMPANY TO PREVENT DILUTION. In case at any time or from time to time conditions arise by reason of action taken by the Company which are not adequately covered by this Section 3, and which are reasonably expected to materially and adversely affect the exercise rights of the holder hereof, unless the adjustment necessary shall be agreed by the Company and the holder hereof, the Board of Directors of the Company shall appoint a firm of independent certified public accountants of national standing, reasonably acceptable to the holder, who at the Company's expense shall give their opinion upon the adjustment necessary with respect to the Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant, if any, so as to preserve, without dilution, the exercise rights of the holder hereof. In the event that the holder disputes such adjustment, the holder shall be entitled to select an additional firm of independent certified public accountants of national standing and paid for by the holder to calculate such adjustment and the Company and the holder shall use their good faith best efforts to agree on such adjustment based on the reports of the two accounting firms. In the event that the Company and the holder are still unable to reach agreement as to such adjustment, the Company and the holder agree to submit such determination to binding arbitration pursuant to Section 12. Upon determination of such adjustment, the Board of Directors shall forthwith make the adjustments described therein.

                  3.6 DISSOLUTION, LIQUIDATION OR WIND-UP. In case the Company shall, at any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, the holder hereof shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which the holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such holder upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such holder hereof been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.

                  3.7 ACCOUNTANT'S CERTIFICATE. In each case of an adjustment in the Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute, and upon the holder's request shall at the Company's expense cause independent public accountants of recognized standing selected by the Company and reasonably acceptable to the holder to certify such computation, such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding,
(ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to the holder hereof. In the event that the holder disputes such adjustment, the holder shall be entitled to select an additional firm of independent certified public accountants of national standing and paid for by the holder to certify such adjustment and the Company and the holder shall use their good faith best efforts to agree on such adjustment based on the reports of the two accounting firms. In the event that the Company and the holder are still unable to reach agreement as to such adjustment, the Company and the holder agree to submit such determination to binding arbitration pursuant to
Section 12. Upon determination of such adjustment, the Board of Directors shall forthwith make the adjustments described therein.

                  3.8 DEFINITION OF COMMON STOCK. As used in this Section 3, the term "COMMON STOCK" shall mean and include the Company's authorized common stock of any class or classes and any securities convertible into or exchangeable for such common stock.

         4.       ANTI-DILUTION.

                  In the event that the Company at any time after the Original Issue Date shall pay a special dividend or make any other distribution with respect to its Common Stock (or any other shares of the capital stock of the Company for which this Warrant becomes exercisable pursuant to Section 3 above) other than in the ordinary course of business in the form of cash or other property (other than (i) a distribution to which the provisions of Section 3.2 apply or (ii) a stock dividend subject to the provisions of Section 3.3 above), at the election of the holder, either:

                  (i) The Exercise Price in effect immediately prior to the record date with respect to such distribution or issuance (the "ADJUSTMENT DATE") shall forthwith be adjusted effective on the Adjustment Date to a price determined by multiplying such Exercise Price by a fraction (x) the numerator of which shall be the average closing price of the Company's Common Stock as publicly reported on the primary exchange or automated inter-dealer quotation system on which it is listed (the "EXCHANGE") on the next trading day following the Adjustment Date (the "POST-EVENT MARKET PRICE"), and (y) the denominator of which shall be the average closing price of the Company's Common Stock as publicly reported on the Exchange over the ten trading days preceding the Adjustment Date (the "PRE-EVENT MARKET PRICE") and after each such adjustment of the Exercise Price, the total number of shares then issuable upon exercise of the Warrant shall be adjusted by multiplying such number of shares issuable upon exercise of the Warrant by a fraction (x) the numerator of which shall be the amount obtained by subtracting the Exercise Price in effect immediately prior to the Adjustment Date from the Pre-Event Market Price for the Company's Common Stock and (y) the denominator of which shall be the amount obtained by subtracting the Exercise Price in effect immediately following the Adjustment Date from the Post-Event Market Price for the Company's Common Stock; or

                  (ii) The Company shall deliver to the holder hereof a dilution fee (a "DILUTION FEE") payable in cash on the date of payment of such dividend or other distribution equal to the number of shares of Common Stock (or such other shares of stock) issuable upon exercise of this Warrant on such date multiplied by the amount of cash and the fair value of any other property distributed with respect to each share of Common Stock (or such other stock). The fair value of any such other property shall mean the fair market value thereof on the record date for such dividend, as determined by the Board of Directors of the Company in good faith and supported, upon the request of the holder, by an opinion of an investment banking firm or appraisal firm of recognized national standing selected by the Company and acceptable to the holder.

         Notwithstanding the foregoing, in no event shall the Exercise Price be increased or the number of Warrant Shares issuable upon exercise hereof be reduced pursuant to the provisions of this Section 4.

         5. REGISTRATION; EXCHANGE AND REPLACEMENT OF WARRANT; RESERVATION OF SHARES.

                  The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

                  The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 5.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

                  The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise

Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         6.       COMPANY INFORMATION.

                  The Company shall deliver to each holder hereof or of Warrant Shares one copy of each of the following items:

                  (i) as soon as available, and in any event within fifty (50) days after the end of each fiscal quarter of the Company, its Form 10-Q as filed with the Commission for such quarter or if the Company is not publicly traded its unaudited interim consolidated balance sheets of the Company and its subsidiaries as at the end of such quarter and the related consolidated statements of income, cash flow and stockholders' equity of the Company and its subsidiaries for the period from the beginning of the current fiscal year to the end of such quarter, all in reasonable detail and certified by a principal financial officer of the Company, as prepared in accordance with GAAP consistently applied (subject to year end adjustments and the absence of footnotes), and fairly presenting the consolidated financial position and results of operations of the Company and its subsidiaries for such periods;

                  (ii) within ninety-five (95) days after the end of each fiscal year of the Company, its Form 10-K as filed with the Commission for such fiscal year or if the Company is not publicly traded its consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of income, cash flow and stockholders' equity of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and

                  (iii) promptly upon their becoming available, copies of all financial statements, reports, proxy statements, notices, documents or other communications sent or made available generally by the Company or by any subsidiary of the Company to any class of its security holders of the Company.

          7.      NOTICES.

                  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested:

                  (a) If to the holder of this Warrant, to the address of such holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 1 of this Warrant;

or at such other address as the holder or the Company may hereafter have advised the other.

         8.       SUCCESSORS.

                  All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

         9.       LAW GOVERNING.

                  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof. The exclusive jurisdiction for all actions and proceedings arising out of or relating to this Agreement which are not subject to arbitration pursuant to
Section 12 shall be in any Delaware state or federal court thereof.

         10.      ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

                  This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

         11.      SEVERABILITY; HEADINGS.

                  If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

         12       ARBITRATION.

                  In the event a dispute occurs with respect to any claim, dispute or other matter arising out of or relating to this Warrant, the parties hereto will promptly attempt to settle such dispute through consultation and negotiation in good faith and in a spirit of mutual cooperation. If agreement is reached concerning the resolution of such dispute, then such agreement shall be final, conclusive and binding on the parties hereto. If, on or before the tenth day after written notice of such dispute is given by one party to the other parties, such dispute has not been resolved by the agreement of all the parties, such dispute shall be settled by an expedited arbitration proceeding conducted in accordance with the then-current CPR Non-Administered Arbitration Rules and the Federal Rules of Evidence in Wilmington, Delaware by a panel of three arbitrators who shall have experience relating to the dispute or matter to be resolved. Each of the Company and the holder shall select an arbitrator, and those two arbitrators shall select a third arbitrator. The parties hereto shall provide such arbitrators with such information as may be reasonably requested in connection with the arbitration of such dispute and shall otherwise cooperate with each other and such arbitrators in good faith and with the goal of resolving such dispute as promptly as reasonably practicable. The arbitrators' decision and award with respect to the dispute referred to shall be final and binding on the parties hereto and may be entered in any court with jurisdiction, and the parties hereto shall abide by such decision and award. The cost of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award, as applicable (including, without limitation, attorneys' fees and costs), shall be borne by the unsuccessful party (if any) and shall be awarded as part of the arbitrators' award; provided however, that if the arbitrators do not find one party to be unsuccessful then the cost of the arbitral proceeding shall be paid equally by the parties hereto.


                     [remainder of page intentionally blank]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.


                                              SRS LABS, INC.

                                              By: /s/ THOMAS C. K. YUEN
                                                  ------------------------------
                                                  Name: Thomas C. K. Yuen
                                                  Title: CEO


Accepted and agreed:

MICROSOFT CORPORATION



By:  /s/ AMAR NEHRU
    ---------------------------
         Amar Nehru
    Corporate Development
      Vice President

                                     ANNEX A

                               NOTICE OF EXERCISE

                      (TO BE EXECUTED UPON PARTIAL OR FULL
                         EXERCISE OF THE WITHIN WARRANT)

                  The undersigned hereby irrevocably elects to exercise the right to purchase ___________ shares of Common Stock of [Company] covered by the within Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full in the amount of $____________________.


                                            By:
                                               ---------------------------------
                                                (Signature of Registered Holder)


Dated:
      -----------------------

                                     ANNEX B

                                 ASSIGNMENT FORM



                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                     No. of Shares of
Name and Address of Assignee                         Common Stock
----------------------------                         --------------




and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of [Company] maintained for the purpose, with full power of substitution in the premises.

Dated:                              Print Name:
      -------------------                      ---------------------------------
                                    Signature:
                                              ----------------------------------
                                    Witness:
                                            ------------------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.